UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 22, 2019
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (970) 506-8000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The NASDAQ Stock Market LLC

Explanatory Note

This Form 8-K/A amends and supplements the Form 8-K filed on March 22, 2019, in which Pilgrim’s Pride Corporation (the “Company”) announced the appointment of Jayson Penn as the Company’s Chief Executive Officer, effective on March 22, 2019 (the “Effective Date”). This Form 8-K/A is being filed solely to supplement the prior report and provide the additional information regarding compensation as required under Item 5.02.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors approved an annual base salary of $900,000 to Mr. Penn in connection with his appointment, effective as of March 22, 2019. Mr. Penn is eligible to participate in the Company’s Short Term Incentive Plan (“STIP”) and to earn an equity incentive award under the Company’s Long Term Incentive Plan (“LTIP”). Mr. Penn is also eligible to participate in the Company’s other benefit plans that are generally available to the Company’s senior officers.
Also, on May 1, 2019, the Compensation Committee approved an annual cash incentive bonus to Mr. Penn under the STIP with a target equal to 100% of his base salary based on achievement of performance goals related to PBT margin specified by the Compensation Committee. The Compensation Committee and Board of Directors also approved the following equity incentive grants to Mr. Penn: (1) a grant of 100,000 service-based restricted stock units (“RSUs”) under the LTIP, which will vest on July 1, 2020, subject to continuous employment and (2) a grant of performance-based restricted stock units (“PSUs”) under the LTIP with a target opportunity equal to 250,000 PSUs, which will vest, if at all, based upon the achievement of pre-established performance goals for the three-year performance period from January 1, 2019 through December 31, 2021. The vested PSUs will settle in equal one-third installments on each of July 1, 2022, July 1, 2023 and July 1, 2024, subject to continuous employment and compliance with restrictive covenants.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	May 3, 2019	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer